Equity	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Equity

Note 10. Equity

Prior to the transaction described in Note 11, as of December 31, 2011 and 2010 a total of 39,100,000 and 39,800,000 membership units of the Company, respectively, were held by the members of The Tile Shop, LLC, with the Managing Members holding 38,800,000 and 39,200,000 units (Common Units), respectively, and the Special Member holding 300,000 and 600,000 units (Special Cash Distribution units), respectively, with no voting rights. Under the terms of the LLC agreement allocation of profit, losses, capital gains, and distributions are in the following priorities:

(a)	Profit and loss: profit and loss is allocated to the Managing Members in accordance with their respective number of Common Units as prescribed in the LLC agreement. No profit and loss is allocated among the members with respect to any Special Cash Distribution units.

(b)	Gain from capital event: Any gain from a capital event is allocated first to the Managing Members in proportion of their interest.

(c)	Distributions: On or before April 15, June 15, September 15, and January 15 of each year, the Company shall distribute to each member, cash equal to the its taxable income estimated to be allocable to such member for the immediately-preceding quarter, multiplied by 43%.

The holders of Special Cash Distribution Units are entitled to receive distributions prior to and in preference to any common units (other than distributions payable solely to Common Units and other than tax distributions).